                                                                  EXHIBIT 10.6

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

---------------------------------x

                                         :
In re:                                               Chapter 11
                                         :
VENCOR, INC., et al.,                                Case No. 99 3199(MFW)
              -- --
                                         :            through 99-3327(MFW)

         Debtors.                        :           (Jointly Administered)

                                         :
---------------------------------x

                             STIPULATION AND ORDER
                             ---------------------

          This stipulation and order (the "Stipulation and Order") is entered into as of the date set forth below by and among the above-captioned debtors and debtors-in-possession (collectively, the "Debtors"), and Ventas, Inc., on behalf of itself and each of Ventas Realty, Limited Partnership and Ventas LP Realty, L.L.C. (collectively, "Ventas," and, together with the Debtors, the "Parties").

          WHEREAS, on May 1, 1998, Ventas, Inc. effected a corporate reorganization (the "1998 Spin Off") pursuant to which Ventas, Inc. (then known as Vencor, Inc.) was separated into two publicly held corporations. A new corporation, subsequently renamed Vencor, Inc., was formed to operate the hospital, nursing center and ancillary services businesses. The continuing corporation, now known as Ventas, Inc., continued to hold title to substantially all of the real property; and

          WHEREAS, the 1998 Spin Off was effected through an Agreement and Plan of Reorganization by and between Vencor, Inc. (now Ventas, Inc.) and Vencor Healthcare, Inc. (now Vencor, Inc.) dated as of April 30, 1998 and related agreements (the "Reorganization Agreements"); and

          WHEREAS, the Debtors, Ventas, Inc. and Ventas Realty, Limited Partnership are parties to a stipulation, dated September 13, 1999 (the "Rent and Reorganization Stip"), governing, among other things, the payment of rent and performance under the Reorganization Agreements by the Debtors during the pendency of the chapter 11 cases and the period in which the Rent and Reorganization Stip is in force and effect; and

          WHEREAS, the Rent and Reorganization Stip remains in full force and effect; and

          WHEREAS, on September 15, 1999, Ventas, Inc. filed its 1998 consolidated federal income tax return (the "Consolidated Return"); and

          WHEREAS, pursuant to the Consolidated Return, on February 3, 2000, Ventas received a tax refund in the total amount of $26,609,865.60 (comprised of $25,349,528.00 in tax and $1,260,337.60 in interest) (the "Federal Refund Proceeds"); and

          WHEREAS, the Tax Refunds/1/ received by Ventas prior to the date hereof are listed on Exhibit A hereto (such Tax Refunds listed on Exhibit A (which includes the Federal Refund Proceeds) and any Tax Refunds received by Ventas on or after the date hereof, together with the Interest Amount/2/ thereon, are collectively referred to herein as the "Ventas Refund Proceeds"); and

____________________

/1/ For purposes of this Stipulation and Order, "Tax Refunds" shall mean all refunds received (including those endorsed over by one Party to the other Party in which case such refund shall be deemed received by the Party to which the refund was endorsed over) on or after September 13, 1999, in respect of federal, state or local property, franchise, income, excise, sales and use, and similar business taxes previously paid for tax years ending prior to or including April 30, 1998; provided, however, that Tax Refunds shall not include the refund of over payments or estimated taxes to the extent such over payments or estimated taxes were paid by a Party after April 30, 1998 and subsequently refunded by the applicable tax authority.

/2/ For purposes of this Stipulation and Order, "Interest Amount" shall mean, with respect to a Tax Refund, interest on the Tax Refund computed at the lesser of (a) the actual interest

          WHEREAS, simultaneously with the execution hereof, Ventas has delivered to the Debtors a list of the Pre-Spin Refunds/3/ received by Ventas; and

          WHEREAS, the Tax Refunds received by the Debtors prior to the date hereof are listed on Exhibit B hereof (such Tax Refunds listed on Exhibit B and the Tax Refunds received by the Debtors on or after the date hereof, together with the Interest Amount thereon, are collectively referred to herein as the "Vencor Refund Proceeds" and together with the Ventas Refund Proceeds, are referred to as the "Refund Proceeds"); and

          WHEREAS, simultaneously with the execution hereof, the Debtors have delivered to Ventas a list of the Pre-Spin Refunds received by the Debtors; and

          WHEREAS, Ventas asserts that it is entitled to the Refund Proceeds on various legal grounds, including, without limitation, pursuant to the express terms of the Reorganization Agreements and, alternatively, that any claim of the Debtors to the Refund Proceeds is subject to, without limitation, recoupment, setoff and other defenses and claims of or by Ventas under the Reorganization Agreements and the Rent and Reorganization Stip; and

          WHEREAS, the Debtors assert that they are entitled to the Refund Proceeds on various legal grounds; and

________________

     earned, and (b) 3% annual interest, for the period during which such Tax Refund is deposited in a Ventas Account or Vencor Account (as such terms are defined below) as the case may be.

/3/ For purposes of this Stipulation and Order, "Pre-Spin Refunds" shall mean all refunds received (including those endorsed over by one Party to the other Party in which case such refund shall be deemed received by the Party to which the refund was endorsed over) on or after January 1, 1999, but prior to September 13, 1999, in respect of federal, state or local property, franchise, income, excise, sales and use, and similar business taxes previously paid for tax years ending prior to or including April 30, 1998; provided, however, that Pre-Spin Refunds shall not include the refund of over payments or estimated taxes to the extent such over payments or estimated taxes were paid by a Party after April 30, 1998 and subsequently refunded by the applicable tax authority.

          WHEREAS, each Party seeks to protect the Refund Proceeds pending resolution of the rights of the Parties.

          NOW, THEREFORE, IT IS STIPULATED AND AGREED by and between the Parties that:

          1. In the event that the Bankruptcy Court fails to approve this Stipulation and Order on or before May 31, 2000, or such approval is subsequently modified, rescinded or stayed, this Stipulation and Order shall automatically terminate and be of no force and effect. Pending approval of the Bankruptcy Court as referenced in the preceding sentence, either Party may terminate this Stipulation and Order by providing one business day's notice (which may be by facsimile transmission) to the other Party.

          2. The Ventas Refund Proceeds shall be deposited in one or more segregated interest-bearing accounts at a federally insured depository institution in the name of Ventas, Inc. or Ventas Realty, Limited Partnership; provided, however, that all or a portion of the Ventas Refund Proceeds may be invested in a commercially reasonable manner so long as any investment of the Ventas Refund Proceeds remains segregated from the other investments of Ventas, Inc. and Ventas Realty, Limited Partnership (any such depository or investment account or other investment of Ventas Refund Proceeds, a "Ventas Account"). Ventas shall provide the Debtors with notice within two business days after (a) the opening of a Ventas Account (which notice shall specify the location of the Ventas Account, including the account number); and/or (b) the receipt of a Tax Refund (which notice shall specify the amount of the Tax Refund, the Ventas Account into which such Ventas Refund Proceeds have been deposited and the facts and circumstances giving rise to the Tax Refund and include a copy of the refund claim). Upon request of the Debtors, Ventas shall promptly (which in no case shall exceed two business days) provide the Debtors with the monthly written account statements received by Ventas for each of the Ventas Accounts, it being understood that Ventas may redact any information that is unrelated to the Ventas Accounts. If all or any portion of the Ventas Refund Proceeds are transferred between Ventas Accounts, Ventas shall promptly provide written notice (which in no case shall exceed two business days) to the Debtors of the Ventas Account into which the Ventas Refund Proceeds (or portion thereof) have been transferred. This Stipulation and Order and the terms and conditions hereof, including the establishment and maintenance of a Ventas Account, shall not be (a) deemed an admission by any Party in respect of any matter whatsoever; (b) probative of the Parties' respective rights, if any, to the Refund Proceeds or any portion thereof, including any principal or interest component thereof; or (c) otherwise affect or impair any rights of the Parties.

          3. The Vencor Refund Proceeds shall be deposited in one or more segregated interest-bearing accounts at a federally insured depository institution in the name of Vencor, Inc.; provided, however, that all or a portion of the Vencor Refund Proceeds may be invested in a commercially reasonable manner so long as investment of the Vencor Refund Proceeds remains segregated from other investments of Vencor, Inc. and any of the other Debtors (any such depository or investment account or other investment of Vencor Refund Proceeds, a "Vencor Account"). The Debtors shall provide Ventas with notice within two business days after (a) the opening of a Vencor Account (which notice shall specify the location of the Vencor Account, including the account number); and (b) the receipt of a Tax Refund (which notice shall specify the amount of the Tax Refund, the Vencor Account into which such Vencor Refund Proceeds have been deposited and the facts and circumstances giving rise to the Tax Refund and include a copy of the refund claim). Upon request of Ventas, the Debtors shall promptly (which in no case shall exceed two business days) provide Ventas with the monthly written account statements received by the Debtors for each of the Vencor Accounts, it being understood that the Debtors may redact any information that is unrelated to the Vencor Accounts. If all or any portion of the Vencor Refund Proceeds are transferred between Vencor Accounts, the Debtors shall promptly provide written notice (which in no case shall exceed two business days) to Ventas of the Vencor Account into which the Vencor Refund Proceeds (or portion thereof) have been transferred. This Stipulation and Order and the terms and conditions hereof, including the establishment and maintenance of a Vencor Account, shall not be (a) deemed an admission by any Party in respect of any matter whatsoever; (b) probative of the Parties' respective rights, if any, to the Refund Proceeds or any portion thereof, including any principal or interest component thereof; or (c) otherwise affect or impair any rights of the Parties.

          4. Ventas or the Debtors, as the case may be, shall provide notice (a "Notice") to the parties listed on Exhibit C by facsimile (receipt confirmed) and overnight mail at least five (5) business days prior to withdrawing the Refund Proceeds or any portion thereof (the "Waiting Period") from a Ventas Account (in the case of Ventas) or a Vencor Account (in the case of the Debtors); provided, however, that the foregoing shall not apply to the extent that the Refund Proceeds are being transferred from one Ventas Account to another Ventas Account or from one Vencor Account to another Vencor Account, in which case paragraphs 2 and 3 hereof respectively shall govern; provided, further, that the foregoing shall apply as modified below in the case of a Tax Payment Withdrawal. A "Tax Payment Withdrawal" is a withdrawal by Ventas from a Ventas Account or by the Debtors from a Vencor Account if such withdrawal is made for the sole purpose of applying such amounts in payment of federal, state or local property, franchise, income, excise, sales and use, withholding, or similar tax liability, including interest and penalties, if any, for tax years ending prior to or including April 30, 1998, up to the amount of the Refund Proceeds then contained in the applicable Ventas or Vencor Account. Ventas shall be permitted to make Tax Payment Withdrawals from Ventas Accounts and the Debtors shall be permitted to make Tax Payment Withdrawals from Vencor Accounts upon such withdrawing Party's delivery of Notice regarding any such withdrawal, which shall include a copy of any applicable notice or other related documents and any return or other form filed with the taxing authority in respect of the payment made using the Tax Payment Withdrawal. Upon the expiry of any applicable Waiting Period, the Party providing the Notice shall have no further obligations pursuant to this Stipulation and Order respecting the use, maintenance, deposit or investment of any portion of the Refund Proceeds that is the subject of such Notice.

          5. The Parties reserve all rights with respect to their claims, defenses and contentions regarding the Refund Proceeds except as expressly provided in paragraph 6 hereof.

          6. Nothing in this Stipulation and Order shall constitute admissions by any of the Parties or shall be used in any subsequent litigation by the Parties or any other person or entity other than for the purpose of enforcement of this Stipulation and Order.

          7. Without limiting the provisions of paragraph 4 hereof, any notices to be sent in accordance with this Stipulation and Order will not be effective unless sent to the following:

To Ventas:

                         General Counsel
                         Ventas, Inc.
                         4360 Brownsboro Road, Suite 115
                         Louisville, KY 40207-1642
                         Fax (502) 357-9029

                         David Peress, Esq.
                         Young Conaway Stargatt & Taylor
                         Rodney Square North, 11th Floor
                         Wilmington, DE 19899-0391
                         Fax (302) 571-1253

                         Myron Trepper, Esq. and
                         Michael J. Kelly, Esq.
                         Willkie Farr & Gallagher
                         787 Seventh Avenue

                         New York, New York  10019
                         Fax (212) 728-8111

To the Debtors:

                         M. Suzanne Riedman, Esq., General Counsel
                         Vencor, Inc.
                         680 South Fourth Street
                         Louisville, KY 40202
                         Fax (502) 596-4075

                         William H. Sudell, Jr., Esq.
                         Morris, Nichols, Arscht & Tunnell
                         1201 North Market Street
                         P.O. Box 1347
                         Wilmington, Delaware 19899
                         Fax (302) 658-9200

                         Thomas J. Moloney, Esq. and
                         Lindsee P. Granfield, Esq.
                         Cleary, Gottlieb, Steen & Hamilton
                         One Liberty Plaza
                         New York, New York 10006
                         Fax (212) 225-3999

               8. This Stipulation and Order shall be automatically terminated, without further order of the Bankruptcy Court, on the earlier of the dates on which: (a) the Rent and Reorganization Stip is terminated; and (b) the Debtors provide notice pursuant to Paragraph 4(b) of the Rent and Reorganization Stip.

Dated:  New York, New York
     May __, 2000

                                   CLEARY, GOTTLIEB, STEEN & HAMILTON
                                   One Liberty Plaza
                                   New York, New York  10006
                                   (212) 225-2000



                                   By:__________________________


                                   Attorneys for Debtors
                                   and Debtors in Possession


                                   WILLKIE FARR & GALLAGHER
                                   787 Seventh Avenue
                                   New York, New York 10019
                                   (212) 728-8000



                                   By:__________________________


                                   Attorneys for Ventas, Inc.



SO ORDERED this ____ day of May 2000:

______________________________
UNITED STATES BANKRUPTCY JUDGE

                                   EXHIBIT A

--------------------------------------------------------------------------------------------------------------------------------
Date              From                                                             Regarding                         Federal ID
--------------------------------------------------------------------------------------------------------------------------------
27-Sep-99         Marietta, Ohio                                                   Nationwide Care, Inc.             35-1871185
--------------------------------------------------------------------------------------------------------------------------------
18-Oct-99         Bowling Green, KY                                                Vencor Kentucky, Inc.             61-1258030
--------------------------------------------------------------------------------------------------------------------------------
20-Oct-99         McCracken County, KY                                             Vencor Kentucky, Inc.             61-1258030
--------------------------------------------------------------------------------------------------------------------------------
20-Oct-99         McCracken County, KY                                             First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
21-Oct-99         Ashland, KY                                                      Vencor Kentucky, Inc.             61-1258030
--------------------------------------------------------------------------------------------------------------------------------
21-Oct-99         Elizabethtown, KY                                                First Healthcare Corporation
--------------------------------------------------------------------------------------------------------------------------------
22-Oct-99         Chillicothe, OH                                                  First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
 2-Nov-99         Madisonville, KY                                                 Vencor Kentucky, Inc.             61-1258030
--------------------------------------------------------------------------------------------------------------------------------
 3-Nov-99         Village of Whitehouse                                            First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
 3-Nov-99         Hancock County, Kentucky                                         Vencor Kentucky, Inc.
--------------------------------------------------------------------------------------------------------------------------------
 5-Nov-99         Cambridge, OH                                                    Ventas, Inc.                      61-1055020
--------------------------------------------------------------------------------------------------------------------------------
 8-Nov-99         Akron, Ohio                                                      First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
 8-Nov-99         Cambridge, OH                                                    Nationwide Care, Inc.             35-1871185
--------------------------------------------------------------------------------------------------------------------------------
 9-Nov-99         Mercer County, KY                                                Vencor Kentucky, Inc.
--------------------------------------------------------------------------------------------------------------------------------
10-Nov-99         Logan, Ohio                                                      First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
10-Nov-99         Logan, Ohio                                                      Ventas, Inc. (fka Vencor, Inc.)   61-1055020
--------------------------------------------------------------------------------------------------------------------------------
11-Nov-99         Bowling Green, KY                                                First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
12-Nov-99         Owensboro, KY                                                    First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
12-Nov-99         Elizabethtown, KY                                                Vencor Kentucky, Inc.
--------------------------------------------------------------------------------------------------------------------------------
15-Nov-99         Coshocton                                                        Ventas, Inc.                      61-1055020
--------------------------------------------------------------------------------------------------------------------------------
18-Nov-99         Morgantown                                                       Vencor Kentucky, Inc.
--------------------------------------------------------------------------------------------------------------------------------
22-Nov-99         Marion, OH                                                       First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
22-Nov-99         Springfield, OH                                                  Ventas, Inc.                      61-1055020
--------------------------------------------------------------------------------------------------------------------------------
22-Nov-99         Marion, OH                                                       Ventas, Inc. (fka Vencor, Inc.)   2100009359
--------------------------------------------------------------------------------------------------------------------------------
23-Nov-99         Summitt County Facility - Property Tax Refund From Protest
--------------------------------------------------------------------------------------------------------------------------------
 1-Dec-99           Less fee for Property Tax Protest to Ambassador Research
--------------------------------------------------------------------------------------------------------------------------------
24-Nov-99         Toledo, OH                                                        First Healthcare Corporation      42-43-2780
--------------------------------------------------------------------------------------------------------------------------------
26-Nov-99         Connecticut                                                       Ventas, Inc. (FKA Vencor, Inc.)   61-1055020
--------------------------------------------------------------------------------------------------------------------------------
 2-Dec-99         Maryland                                                          Vencor Hospitals East, Inc.       61-1251013
--------------------------------------------------------------------------------------------------------------------------------
 6-Dec-99         Lansing, MI                                                       First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
13-Dec-99         Lexington-Fayette Board of Ed.                                    Vencor Kentucky, Inc.             61-1258030
--------------------------------------------------------------------------------------------------------------------------------
15-Dec-99         Dayton, OH                                                        Ventas, Inc.                      61-1055020
--------------------------------------------------------------------------------------------------------------------------------
15-Dec-99         Coshocton                                                         Nationwide Care, Inc.             35-1871185
--------------------------------------------------------------------------------------------------------------------------------
20-Dec-99         Louisiana                                                         First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
20-Dec-99         Cincinnati, OH                                                    Ventas, Inc. (fka Vencor, Inc.)   61-1055020
--------------------------------------------------------------------------------------------------------------------------------
23-Dec-99         Wisconsin                                                         First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
27-Dec-99         Utah                                                              Vencor Inc. & Subsidiaries        61-1055020
--------------------------------------------------------------------------------------------------------------------------------
27-Dec-99         Utah                                                              Ventas Inc. & Subsidiaries        61-1055020
--------------------------------------------------------------------------------------------------------------------------------
27-Dec-99         West Virginia                                                     Vencor Kentucky, Inc.             61-1258030
--------------------------------------------------------------------------------------------------------------------------------
29-Dec-99         Michigan                                                          First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
 5-Jan-00         Newark, OH                                                        First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
10-Jan-00         Iowa                                                              First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
11-Jan-00         Louisiana                                                         Vencor Properties, Inc.           51-0352067
--------------------------------------------------------------------------------------------------------------------------------
21-Jan-00         Indiana                                                           Nationwide Care, Inc.
--------------------------------------------------------------------------------------------------------------------------------
21-Jan-00         Columbus/Canal Winchester, Ohio                                   First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
21-Jan-00         Columbus, Ohio                                                    Vencor Hospital East, Inc.        61-1251013
--------------------------------------------------------------------------------------------------------------------------------
 4-Feb-00         Alabama                                                           First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------
16-Feb-00         Missouri                                                          First Healthcare Corporation      04-2432780
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Date               Type                                                                          AMOUNT
----------------------------------------------------------------------------------------------------------------
27-Sep-99          Marietta Income Tax Return                                                         1,508.00
----------------------------------------------------------------------------------------------------------------
18-Oct-99          City Net Profit License Fee Return                                                   737.00
----------------------------------------------------------------------------------------------------------------
20-Oct-99          Annual License Fee Return                                                            851.00
----------------------------------------------------------------------------------------------------------------
20-Oct-99          Annual License Fee Return                                                            475.00
----------------------------------------------------------------------------------------------------------------
21-Oct-99          Net Profit License Fee Return                                                      2,073.00
----------------------------------------------------------------------------------------------------------------
21-Oct-99          Net Profits License Fee Return                                                       301.00
----------------------------------------------------------------------------------------------------------------
22-Oct-99          Income Tax Return                                                                    859.00
----------------------------------------------------------------------------------------------------------------
 2-Nov-99          Net Profit License Fee Return                                                        478.00
----------------------------------------------------------------------------------------------------------------
 3-Nov-99          Income Tax Return                                                                    600.00
----------------------------------------------------------------------------------------------------------------
 3-Nov-99          Net Profit License Fee Return                                                         25.00
----------------------------------------------------------------------------------------------------------------
 5-Nov-99          Income Tax Return                                                                     45.00
----------------------------------------------------------------------------------------------------------------
 8-Nov-99          Income Tax Return                                                                  1,600.00
----------------------------------------------------------------------------------------------------------------
 8-Nov-99          Income Tax Return                                                                  1,000.00
----------------------------------------------------------------------------------------------------------------
 9-Nov-99          Net Profits License Fee Return                                                       157.19
----------------------------------------------------------------------------------------------------------------
10-Nov-99          Income Tax Return                                                                  1,113.00
----------------------------------------------------------------------------------------------------------------
10-Nov-99          Income Tax Return                                                                    111.00
----------------------------------------------------------------------------------------------------------------
11-Nov-99          City Net Profit License Fee Return                                                   620.00
----------------------------------------------------------------------------------------------------------------
12-Nov-99          Net Profit License Fee Return                                                        506.00
----------------------------------------------------------------------------------------------------------------
12-Nov-99          Net Profits License Fee Return                                                        69.00
----------------------------------------------------------------------------------------------------------------
15-Nov-99          Income Tax Return                                                                     85.00
----------------------------------------------------------------------------------------------------------------
18-Nov-99          License Fee Division                                                                 727.00
----------------------------------------------------------------------------------------------------------------
22-Nov-99          Income Tax Return                                                                  1,074.00
----------------------------------------------------------------------------------------------------------------
22-Nov-99          Business Income Tax Return                                                           396.00
----------------------------------------------------------------------------------------------------------------
22-Nov-99          Income Tax Return                                                                    200.00
----------------------------------------------------------------------------------------------------------------
23-Nov-99          Property Taxes                                                                    73,816.04
----------------------------------------------------------------------------------------------------------------
 1-Dec-99          Fee paid consultant for lowering taxes related to above facility                 (36,854.10)
----------------------------------------------------------------------------------------------------------------
24-Nov-99          Income Tax Return                                                                  1,000.00
----------------------------------------------------------------------------------------------------------------
26-Nov-99          Combined Corporation Business Tax Return                                          18,331.00
----------------------------------------------------------------------------------------------------------------
 2-Dec-99          Corporation Income Tax Return                                                      1,151.00
----------------------------------------------------------------------------------------------------------------
 6-Dec-99          Income Tax-1998 Corporation Return                                                   403.00
----------------------------------------------------------------------------------------------------------------
13-Dec-99          Net Profits License Fee Return                                                       478.00
----------------------------------------------------------------------------------------------------------------
15-Dec-99          City Income Tax Return                                                               185.00
----------------------------------------------------------------------------------------------------------------
15-Dec-99          Income Tax Return                                                                  1,600.17
----------------------------------------------------------------------------------------------------------------
20-Dec-99          Corporation Income Tax Return                                                      1,925.00
----------------------------------------------------------------------------------------------------------------
20-Dec-99          Income Tax Return                                                                     16.00
----------------------------------------------------------------------------------------------------------------
23-Dec-99          Corporation Franchise or Income Tax Return                                        82,617.00
----------------------------------------------------------------------------------------------------------------
27-Dec-99          06-95 to 05-96 Corporate Franchise Tax Resulting From Automatic NOL Carryback     33,829.00
----------------------------------------------------------------------------------------------------------------
27-Dec-99          06-96 to 12-96 Corporate Franchise Tax Resulting From Automatic NOL Carryback     15,306.00
----------------------------------------------------------------------------------------------------------------
27-Dec-99          Business Franchise Tax Return                                                         11.00
----------------------------------------------------------------------------------------------------------------
29-Dec-99          Single Business Tax Annual Return                                                 43,644.91
----------------------------------------------------------------------------------------------------------------
 5-Jan-00          Business Tax Return                                                                1,947.00
----------------------------------------------------------------------------------------------------------------
10-Jan-00          Iowa Corporate Income Tax Return                                                     152.40
----------------------------------------------------------------------------------------------------------------
11-Jan-00          Louisiana Corporation Income Tax Return                                              626.00
----------------------------------------------------------------------------------------------------------------
21-Jan-00          Sales Tax Audit                                                                   15,638.64
----------------------------------------------------------------------------------------------------------------
21-Jan-00          City Income Tax Return / Business Return                                           1,921.00
----------------------------------------------------------------------------------------------------------------
21-Jan-00          City Income Tax Return / Business Return                                           3,500.00
----------------------------------------------------------------------------------------------------------------
 4-Feb-00          Corporation Income Tax Return                                                     18,693.15
----------------------------------------------------------------------------------------------------------------
16-Feb-00          Corporation Income Tax Return                                                      9,350.25
----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

-----------------------------------------------------------------------------------------------------------
Date       From                                 Regarding                        Federal ID
-----------------------------------------------------------------------------------------------------------
8-Mar-00   Georgia                              Ventas, Inc. (FKA Vencor, Inc.)  61-1055020
-----------------------------------------------------------------------------------------------------------
13-Mar-00  Lexington-Fayette Urban Co. Govt     Vencor Kentucky, Inc.            61-1258030
-----------------------------------------------------------------------------------------------------------
30-Mar-00  Vermont                              Ventas, Inc. & Affiliates        61-1055020
-----------------------------------------------------------------------------------------------------------
3-Apr-00   Village of West Lafayette            First Healthcare Corporation     04-2432780
-----------------------------------------------------------------------------------------------------------
3-Apr-00   North Carolina                       Ventas, Inc.
-----------------------------------------------------------------------------------------------------------
3-Apr-00   Maryland                             Vencor Hospital East, Inc.       61-1251013
-----------------------------------------------------------------------------------------------------------
3-Apr-00   Board of Commissioners - Pasco Co.   Ventas Realty                      99014053
-----------------------------------------------------------------------------------------------------------
17-Apr-00  North Carolina                       First Healthcare Corporation     04-2432780
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
           SUBTOTAL
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
3-Feb-00   Federal Tax Refund
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
           TOTAL
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
Date         Type                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------
8-Mar-00     Corporation Tax Returns                                                          9,770.00
-----------------------------------------------------------------------------------------------------------
13-Mar-00    Net Profits License Fee Return                                                   1,625.00
-----------------------------------------------------------------------------------------------------------
30-Mar-00                                                                                    57,662.00
-----------------------------------------------------------------------------------------------------------
3-Apr-00     Corporation, Partnership or Fiduciary Income Tax Return                            400.00
-----------------------------------------------------------------------------------------------------------
3-Apr-00     1998 Corporate Income Tax Refund                                                   141.34
-----------------------------------------------------------------------------------------------------------
3-Apr-00     1998 Withholding                                                                    70.52
-----------------------------------------------------------------------------------------------------------
3-Apr-00     Refund of Solid Waste Refund for 1999 (Pasco County, Dade City, Florida)            53.26
-----------------------------------------------------------------------------------------------------------
17-Apr-00    Corporate Franchise and Income Tax Return                                      129,460.22
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                            504,079.99
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
3-Feb-00                                                                                 26,609,865.60
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                         27,113,945.59
===========================================================================================================

REFUND ANALYSIS                                                                        EXHIBIT B
Refunds from Tax Return Periods 5/1/98 and Prior
September 13, 1999 through May 22, 2000

                                                           REFUNDS       REFUNDS         REFUNDS       REFUNDS        REFUNDS
                                                           RECEIVED      RECEIVED        RECEIVED      RECEIVED       RECEIVED
DESCRIPTION                                            @ 9/13 - 9/30/99  @ 10/31/99      @ 11/30/99    @ 12/31/99     @ 01/31/00
--------------------------------------------------------------------------------------------------------------------------------
INCOME/FRANCHISE TAX REFUNDS:

  IRS - Hillhaven Corp                                             33              0                0            0             0
  IRS - Transitional Hospitals Corporation                    143,067              0                0            0             0
  IRS - TheraTx, Inc.                                               0              0                0            0             0
  HAWAII - Theratx, Inc.                                            0              0                0          825             0
  HAWAII - Vencare, Inc.                                            0              0                0          300             0
  INDIANA - Vencor Home Hospice                                     0              0                0       15,281             0
  INDIANA - Vencor Insurance Company                                0              0            1,346            0             0
  INDIANA - Ventech Systems, Inc.                                 451              0                0            0             0
  IOWA - Vencare, Inc.                                              0              0                0       49,848             0
  LOUISIANA - CPC of Louisisana, Inc.                           4,888              0                0            0             0
  LOUISIANA - Medisave Pharmacies, Inc.                             0              0                0            0        39,970

  ARIZONA - American X-Rays, Inc. Refund                          178              0                0            0             0
  INDIANA - Ventech Systems, Inc. Interest                         31              0                0            0             0
  LOUISIANA - CPC of La., Inc. - Interest                          10              0                0            0             0
  LOUISIANA - CPC of La., Inc. - Refund                       223,935              0                0            0             0
  TEXAS - Respiratory Care Services, Inc. - Refund                  0            489                0            0             0
  LOUISIANA - CPC of La., Inc. - Refund                             0          1,289                0            0             0
  TEXAS - Medisave Pharmacy, Inc. - Refund                          0              0               31            0             0
  MISSISSIPPI - CPC Properties of Ms., Inc. - Refund                0              0            4,584            0             0
  HAWAII - Vencare, Inc. - Interest                                 0              0                0            2             0
  HAWAII - Theratx, Inc. - Interest                                 0              0                0            6             0
  INDIANA - Vencor Hospice, Inc. - Interest                         0              0                0        2,670             0
  IOWA - Vencare, Inc. - Interest                                   0              0                0        5,184             0
  LOUISIANA - Medisave Pharmacy, Inc. - Interest                    0              0                0            0           951
  SOUTH CAROLINA - Vencare, Inc. - Interest                         0              0                0            0             0

--------------------------------------------------------------------------------------------------------------------------------
  Total Income/Franchise Tax Refunds Rec.                     372,593          1,778            5,961       74,116        40,921
--------------------------------------------------------------------------------------------------------------------------------

SALES /USE TAX REFUNDS:

  Indiana - Ventas                                                            19,548

--------------------------------------------------------------------------------------------------------------------------------

  Total Sales/Use Tax Refunds Received                              0         19,548                0            0             0
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY TAX REFUNDS:

  Kentucky - TheraTx, Inc.
  Illinois - Vencor Hospitals Illinois, Inc.
  Massachusetts
  Texas                                                            15
  Colorado                                                         82
  Colorado                                                      1,704
  Colorado                                                                       273
  Colorado                                                                     4,430
  Washington - First Healthcare Corporation                    29,947
  Washington - First Healthcare Corporation                    31,687
  Washington - First Healthcare Corporation                    10,581
  Washington - First Healthcare Corporation                    37,909
  Washington - First Healthcare Corporation                     3,009
  Washington - First Healthcare Corporation                    10,074
  Tennessee
  Tennessee                                                                                                                  240
--------------------------------------------------------------------------------------------------------------------------------
  Total Property Tax Refunds Received                         125,008          4,703                0            0           240
--------------------------------------------------------------------------------------------------------------------------------

Total Tax Refunds Received                                    497,601         26,029            5,961       74,116        41,161
================================================================================================================================

                                                         REFUNDS     REFUNDS     REFUNDS           REFUNDS         Total Refunds
                                                         RECEIVED    RECEIVED    RECEIVED          RECEIVED       Rec'd 9/13/99 to
DESCRIPTION                                              @ 02/28/00  @ 03/31/00  @ 04/30/00   @ 05/01 - 05/22/00      05/22/00
----------------------------------------------------------------------------------------------------------------  ----------------
INCOME/FRANCHISE TAX REFUNDS:

  IRS - Hillhaven Corp                                            0           0            0                   0                33
  IRS - Transitional Hospitals Corporation                        0           0      213,255              97,165           453,487
  IRS - TheraTx, Inc.                                     1,330,682           0            0                   0         1,330,682
  HAWAII - Theratx, Inc.                                          0           0            0                   0               825
  HAWAII - Vencare, Inc.                                          0           0            0                   0               300
  INDIANA - Vencor Home Hospice                                   0           0            0                   0            15,281
  INDIANA - Vencor Insurance Company                              0           0            0                   0             1,346
  INDIANA - Ventech Systems, Inc.                                 0           0            0                   0               451
  IOWA - Vencare, Inc.                                            0           0            0                   0            49,848
  LOUISIANA - CPC of Louisisana, Inc.                             0           0            0                   0             4,888
  LOUISIANA - Medisave Pharmacies, Inc.                           0           0            0                   0            39,970

  ARIZONA - American X-Rays, Inc. Refund                          0           0            0                   0               178
  INDIANA - Ventech Systems, Inc. Interest                        0           0            0                   0                31
  LOUISIANA - CPC of La., Inc. - Interest                         0           0            0                   0                10
  LOUISIANA - CPC of La., Inc. - Refund                           0           0            0                   0           223,935
  TEXAS - Respiratory Care Services, Inc. - Refund                0           0            0                   0               489
  LOUISIANA - CPC of La., Inc. - Refund                           0           0            0                   0             1,289
  TEXAS - Medisave Pharmacy, Inc. - Refund                        0           0            0                   0                31
  MISSISSIPPI - CPC Properties of Ms., Inc. - Refund              0           0            0                   0             4,584
  HAWAII - Vencare, Inc. - Interest                               0           0            0                   0                 2
  HAWAII - Theratx, Inc.  - Interest                              0           0            0                   0                 6
  INDIANA - Vencor Hospice, Inc. - Interest                       0           0            0                   0             2,670
  IOWA - Vencare, Inc. - Interest                                 0           0            0                   0             5,184
  LOUISIANA - Medisave Pharmacy, Inc. - Interest                  0           0            0                   0               951
  SOUTH CAROLINA - Vencare, Inc. - Interest                       0           0        1,343                   0             1,343

----------------------------------------------------------------------------------------------------------------  ----------------
  Total Income/Franchise Tax Refunds Rec.                 1,330,682           0      214,598              97,165         2,137,814
----------------------------------------------------------------------------------------------------------------  ----------------

SALES /USE TAX REFUNDS:

  Indiana - Ventas                                                                                                          19,548

----------------------------------------------------------------------------------------------------------------  ----------------
  Total Sales/Use Tax Refunds Received                            0           0            0                   0            19,548
----------------------------------------------------------------------------------------------------------------  ----------------

PROPERTY TAX REFUNDS:

  Kentucky - TheraTx, Inc.
  Illinois - Vencor Hospitals Illinois, Inc.                 11,127                                                         11,127
  Massachusetts                                               5,083                                                          5,083
  Texas                                                                                                                         15
  Colorado                                                                                                                      82
  Colorado                                                                                                                   1,704
  Colorado                                                                                                                     273
  Colorado                                                                                                                   4,430
  Washington - First Healthcare Corporation                                                                                 29,947
  Washington - First Healthcare Corporation                                                                                 31,687
  Washington - First Healthcare Corporation                                                                                 10,581
  Washington - First Healthcare Corporation                                                                                 37,909
  Washington - First Healthcare Corporation                                                                                  3,009
  Washington - First Healthcare Corporation                                                                                 10,074
  Tennessee                                                                           16,390                                16,390
  Tennessee                                                                           16,843                                17,083
----------------------------------------------------------------------------------------------------------------  ----------------
  Total Property Tax Refunds Received                        16,210           0       33,233                   0           179,394
----------------------------------------------------------------------------------------------------------------  ----------------

Total Tax Refunds Received                                1,346,892           0      247,831              97,165         2,336,756
================================================================================================================  ================

                                   Exhibit C
                                   ---------


Vencor Bank Group
-----------------

Mr. Houston Stebbins
Morgan Guaranty Trust Company
DIP Agent
60 Wall Street, 23/rd/ floor
New York, New York 10260

Karen Wagner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

Joel B. Zweibel, Esq.
O'Melveny & Myers, LLP
Citicorp Center
153 E. 53/rd/ Street
New York, New York 10022

Official Committee of Unsecured Creditors
-----------------------------------------

Chaim J. Fortgang, Esq.
Wachtell, Lipton, Rosen & Katz
51 West 52/nd/ Street
New York, New York 10019

The Office of the United States Trustee
---------------------------------------

John D. McLaughlin, Jr., Esq.
Office of the U.S. Trustee
601 Walnut Street
The Curtis Center
Suite 950 West
Philadelphia, PA 19106